Rule 497 (e)

333-198590

JEFFERSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

JEFFERSON NATIONAL LIFE OF NEW YORK ANNUITY ACCOUNT 1

SUPPLEMENT DATED JULY 31, 2015

TO PROSPECTUS DATED APRIL 17, 2015

The table on page 18 which reflects the Low Cost Fund Platform Fee as 0.35% is now 0.25%.

Appendix A has been updated to include the addition of the following Investment Options:

Fund Name	Objective
American Funds New World	Long-term capital appreciation
Delaware Small Cap Value	Capital Appreciation
Franklin Rising Dividends	Long-term capital appreciation
MFS Growth	Capital appreciation
MFS Value	Capital appreciation

PLEASE USE THIS SUPPLEMENT WITH YOUR PROSPECTUS.  READ THIS SUPPLEMENT AND YOUR PROSPECTUS CAREFULLY AND KEEP BOTH DOCUMENTS TOGETHER FOR FUTURE REFERENCE.

JNLNY-PROS-S-07-31-2015